Barclays Industrial Select Conference Company Overview Lori Chaitman, Vice President, Investor Relations Ph: 201-703-4161 Email: lori.chaitman@sealedair.com Exhibit 99.1

Safe Harbor and Regulation G Statement
This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations.  Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,” “expects,” “intends,”
“may,” “plans to,” “will” and similar references to future periods.  All statements other than statements of historical facts included in this presentation regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: the expected cash tax benefits associated with the Settlement agreement (as defined in our 2013 Annual
Report on Form 10-K), global economic and political conditions, changes in our credit ratings, changes in raw material pricing and availability, changes in energy costs, competitive conditions, success of our restructuring activities, currency translation and devaluation effects, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, the effects of animal and food-related health issues, pandemics, consumer preferences, environmental matters, regulatory actions and legal matters, and the other information referenced in the “Risk Factors” section appearing  in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us are based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. Please see Sealed Air’s February 10, 2015 earnings press release for important information about the use of non-U.S. GAAP financial measures relevant to this presentation, including applicable reconciliations to U.S. GAAP financial measures. Information reconciling forward-looking non-U.S. GAAP measures to U.S. GAAP measures is not available without unreasonable effort.
Website Information
We routinely post important information for investors on our website, www.sealedair.com, in the "Investor Relations" section.  We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under
Regulation FD.  Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts.  The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

VISION:
To create a better way
for life
MISSION:
We Re-imagine™
the industries we serve
to create a world
that feels, tastes and
works better.
2014
FINANCIALS
Total Sales
$
7.8B
Adj. EBITDA
$
1.12B
Adj. EBITDA Margin    14.4%
Free Cash Flow
$
612M

• Engineered & Packaging Solutions driving
Damage Control and Cube Optimization
• Packaging Design & Testing
• Lean Six Sigma Expertise
2014 Sales:
$1.7B
26% of 2014 Adj. EBITDA
• Building & Kitchen Care Services
• Infection Prevention
• Fabric Care
• Consulting Services & Consumer Brands
2014 Sales:
$2.2B
22% of 2014 Adj. EBITDA
• Packaging/Hygiene Solutions
• Engineering Plant Designs
• Full Range of Equipment/Systems
• Manage Water, Energy
2014 Sales:
$3.8B
60% of 2014 Adj. EBITDA
How We Deliver Value

Who We Serve TOP 20 CUSTOMERS ACCOUNT FOR ~ 25% OF SALES 5 TOP 20 CUSTOMERS ACCOUNT FOR ~ 20% OF SALES DISTRIBUTION ACCOUNTS FOR ~ 35% OF SALES DISTRIBUTION ACCOUNTS FOR ~ 65% OF SALES

DIVERSEY CARE FOOD CARE
31%
Fresh Red Meat
Dairy Solids
Other Food
Smoked & Processed
Poultry
Beverages
11%
18%
15%
11%
13%
9%
12%
11%
11%
35%
12%
Building Service Contractors
Health Care
Other
Food Service
Retail
Hospitality
Distribution
10%
GLOBAL ADDRESSABLE
MARKET: APPROX. $5B
ESTIMATED GLOBAL
MARKET SHARE: 32%
GLOBAL ADDRESSABLE
MARKET: APPROX. $29B
ESTIMATED GLOBAL
MARKET SHARE: 8%
GLOBAL ADDRESSABLE
MARKET: APPROX. $20B
ESTIMATED GLOBAL
MARKET SHARE: 19%
Source: Sealed Air Estimates
2014 Net Sales by End Market
6
PRODUCT CARE
12%
10%
12%
7%
13%
16%
31%
Consumer Applications
General Manufacturing
3PL/Fulfillment
E-Commerce
Automotive
Electronics
General Protection

DIVERSEY CARE
PRODUCT CARE
FOOD CARE
SEALED AIR
2014 Net Sales by Region
8%
7
* AMAT: Asia, Middle East, Africa & Turkey
** ANZ: Australia & New Zealand
North America
11%
32%
10%
40%
7%
27%
14%
41%
10%
4%
24%
59%
8%
5%
19%
44%
9%
25%
3%
Japan/ANZ**
AMAT*
Latin America
Europe

8 2014 Net Sales Bridge +0.8% 7,751 Foreign Exchange -183 Volume -6 Price/Mix +249 7,691 Constant Currency Sales Growth: 3.2% ($Millions) 2013 Net Sales 2014 Net Sales

FOOD CARE
2014 Net Sales by Division

Packaging
Hygiene
3,110 3,132
705
703
3,814
3,835
2013
2014
Constant Currency Net Sales Growth: 3.6%
DIVERSEY CARE
PRODUCT CARE
($Millions)
Constant Currency Net Sales Growth: 3.7%
Constant Currency Net Sales Growth: 3.0%
2,161 2,173
2013 2014
+0.6%
+0.6%
1,610
1,655
2013 2014
+2.8%

YoY Price/Mix & Volume Trends
2014 delivered constant currency sales growth
with favorable Price/Mix in every division and every region.
YEAR-END 2014 RESULTS
By Division 2013 2014
Food Care 1.6% 4.0%
Diversey Care 1.5% 1.7%
Product Care (0.2%) 3.5%
Total Company 1.2% 3.2%
By Region 2013 2014
North America 1.5% 3.3%
Europe (0.2%) 0.8%
Latin America 5.1% 11.5%
AMAT 2.0% 2.6%
JANZ (0.6%) 2.1%
Total Company 1.2% 3.2%
Product Price/Mix (% Change)
By Division 2013 2014
Food Care 1.7% (0.4%)
Diversey Care 0.5% 1.3%
Product Care 2.6% 0.2%
Total Company 1.5% 0.0%
By Region 2013 2014
North America 0.6% (0.5%)
Europe (0.1%) (0.1%)
Latin America 4.6% (3.1%)
AMAT 6.8% 4.3%
JANZ 1.1% (0.2%)
Total Company 1.5% 0.0%
Volume (% Change)
By Division 2013 2014
Food Care 3.3% 3.6%
Diversey Care 2.0% 3.0%
Product Care 2.4% 3.7%
Total Company 2.7% 3.2%
By Region 2013 2014
North America 2.1% 2.8%
Europe (0.3%) 0.7%
Latin America 9.7% 8.4%
AMAT 8.8% 6.9%
JANZ 0.5% 1.9%
Total Company 2.7% 3.2%
Constant Currency Sales (% Change)

2014 Adjusted EBITDA Bridge
Volume
+7.5%
2014 Foreign
Exchange
-30
-127
2013
-12
1,041
1,118
Cost
Synergies
Adjusted EBITDA Margin:
2014: 14.4%
2013: 13.5%
($Millions)
Mix & Price/
Cost Spread
SG&A/
Other
97
150

FOOD CARE
2014 Adjusted EBITDA by Division

DIVERSEY CARE
PRODUCT CARE
($Millions)
2013 2014
+9.0%
Foreign
Exchange
Volume
-51
Mix &
Price/Cost
Spread
Cost
Synergies
Adj. EBITDA Margin:
2014: 17.5%
2013: 16.1%
-40
Cost
Synergies
Foreign
Exchange
2014 Volume Mix &
Price/Cost
Spread
2013
Adj. EBITDA Margin:
2014: 11.3%
2013: 11.0%
2013 Mix &
Price/Cost
Spread
+9.9%
2014 Foreign
Exchange
Cost
Synergies
Volume
Adj. EBITDA Margin:
2014: 17.7%
2013: 16.5%
293
266
-2
-24
17
-2
37
245
26
237
23
9
-10
670
87
615
-12
-20
SG&A/
Other
SG&A/
Other
SG&A/
Other
+3.2%
51

($ in millions)
Free Cash Flow Before
Settlement Payment
Year Ended December 31
Free Cash Flow
* Includes changes in trade receivables, net, inventories and accounts payable.
($ in millions)
Free Cash Flow 2013 2014
Adjusted Net Earnings 299 399
Depreciation and Amortization 308 321
Interest Payments, excluding
Settlement Agreement interest
(290) (293)
Settlement Agreement,
Related Interest (Payment)
- (967)
Restructuring Payments (107) (108)
Tax Payments (115) (89)
SARs Payments (46) (21)
Net Change in Working Capital
*
94 90
Other Assets/Liabilities and Other 482 467
Cash Flow Used in Operations 625 (202)
Capital Expenditures (116) (154)
Free Cash Flow 509 (356)
Free Cash Flow Before
Settlement Payment
509 612
Year Ended
December 31
509
612
2013 2014

Debt Maturity Schedule

2014
• Refinanced credit facility on July 25, 2014.  Please see Form 8-K filed on July 30, 2014 for more details.
• Refinanced 8.125% Notes due 2019 with $425M of Notes due 2022 and $425M of Notes due 2024.
6.5% 5.25%
6.875%
4.875% 5.125%
8.375%

Liquidity & Net Debt

Liquidity Position
December 31, 2014
A/R Securitization
Net Debt
4,332
4,092
December 31, 2013 December 31, 2014
1,155
155
677
323
Revolving Credit Facility
Cash & Cash Equivalents
($ in millions)

2015 Financial Outlook
Note: Adjusted EBITDA, Adjusted EPS, Free Cash Flow, D&A and Tax Rate guidance excludes the impact of special items.
16
Outlook 2015
Net Sales Approx. $7.40B
(Unfavorable) FX Impact Approx. (7%)
Constant Currency Growth Approx. 2.5%
Adjusted EBITDA $1.15 - $1.18B
(Unfavorable) FX Impact Approx. ($80M)
Interest Expense $255M
D&A $310M
Anticipated Tax Rate 25%
Adjusted EPS $2.08 - $2.18
Free Cash Flow Approx. $600M
Capex $180M
Restructuring Costs $120M
Interest Payments $255M
2015 Outlook
PROVIDED ON FEB. 10, 2015 Q4 2014 EARNINGS CALL